Exhibit 32.1

BJ Services Company

4601 Westway Park Boulevard

Houston, Texas 77041

February 11, 2008

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549-0405

Re:	CEO/CFO Certifications Pursuant to 18 U.S.C. Section 1350,
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BJ Services Company (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J.W. Stewart, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY	/s/ J.W. Stewart
J.W. Stewart
Chairman of the Board, President and Chief Executive Officer
February 11, 2008